Exhibit 10.24

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

KENSEY NASH SUPPLY AGREEMENT

This Agreement dated this 26th day of February 2010 (the “Effective Date”) is by and between Kensey Nash Corporation, a Delaware Corporation, located at 735 Pennsylvania Drive, Exton, PA 19341 (hereinafter “Seller”) and Cardiva Medical, Inc., a California corporation, located at 888 W. Maude Avenue, Sunnyvale, CA 94085 (hereinafter “Buyer”).

WHEREAS, Seller possesses technology, trade secrets, and patents related to medical and or surgical apparatus, systems, procedures, devices and components such as, but not limited to, biomaterial products for drug and growth factor delivery, puncture closure devices, absorbable fixation devices, vascular grafts, anastomosis and angiogenesis; and

WHEREAS, Buyer desires to purchase product from Seller, for use or incorporation into Buyer’s products or devices; and

WHEREAS, Seller desires to sell product to Buyer under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements provided herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.

PRODUCT: Porous collagen sponges (the “Product”) meeting Buyer’s specifications as set forth in Schedule A (“Product Specifications”), which is attached hereto and made a part of this Agreement. Such Product Specifications may be changed from time to time only as agreed to in writing by the parties. Buyer’s use of Product shall be limited to inclusion in an assembly for surgical or percutaneous procedures (the “Device”).

2.

DURATION: The duration of this Agreement shall be from the Effective Date and for the following [***] (the “Initial Term”). This Agreement shall automatically renew for successive [***] (each an “Extended Term”) thereafter unless either party notifies the other party to the contrary not less than [***] prior to the expiration of the then current term (the Initial Term and any such Extended Term collectively hereinafter referred to as the “Term”).

3.

EXCLUSIVITY: During the Term of the Agreement, Buyer will purchase at least [***] of its requirements for Product used in manufacture of the Device from Seller, provided that Buyer will not be obligated to purchase Product if Seller is in bankruptcy proceedings or is in material breach of this Agreement. It is understood that Seller maintains a biomaterials business and performs work for and supplies to other parties biomaterials-based products that may be similar in composition, or similar in end use, to Product.

4.

FORECAST QUANTITIES: Buyer will supply a rolling [***] forecast to Seller each month for Product to be purchased during the subsequent [***] (the “Planning Forecast”). The Planning Forecast shall be prepared in good faith, and the first [***] of each such Planning Forecast shall be binding and consistent with purchase orders.

5.

ORDER AND DELIVERY: Buyer shall issue a purchase order for each delivery of Product under this Agreement. Each purchase order shall state the desired shipment date and the quantity being ordered. Prior to United States Food and Drug Administration (“US FDA”) clearance or approval of the Device, the minimum order quantity shall be [***]; following such USFDA clearance or

KENSEY NASH SUPPLY AGREEMENT

approval, the minimum order quantity shall increase to [***]. Seller shall acknowledge promptly each purchase order issued by Buyer in writing and confirm delivery dates to destinations specified by Buyer; however, delivery dates must not conflict with Seller’s customary manufacturing lead time of [***], although premium pricing may be agreed to by the parties to accelerate delivery where Seller’s normal scheduling is in conflict with Buyer’s requested delivery dates. Each delivery of Product shall be accompanied by Seller’s Certificate of Conformance.

6.

ANNUAL PURCHASE REQUIREMENT: Buyer shall be required to meet minimum purchase requirements for Product for each calendar year after the Device receives regulatory clearance or approval (the “Minimum Purchase Requirement”). Year one (1) is defined as the year in which the Device receives clearance or approval from the US FDA. In the event that the first calendar year after Device regulatory approval comprises less than [***], the Minimum Purchase Requirement will be pro-rated for year one (1). The Minimum Purchase Requirement for each year will be:

Year	Minimum Purchase Requirement
1	[***] Units
2	[***] Units
3	[***] Units
4	[***] Units
5	[***] Units

After year [***], the parties will mutually agree to subsequent Minimum Purchase Requirements. In the event Buyer fails to meet the Minimum Purchase Requirement by the [***] of any calendar year, Buyer may make up any shortfall by issuance of a purchase order to Seller within [***] of the end of the calendar year for a quantity of Product equal to the difference between the quantity of Product purchased and the Minimum Purchase Requirement, or if Buyer chooses not to make such payment, Seller may in Seller’s sole discretion: (i) waive the Minimum Purchase Requirement for that year, or (ii) terminate the Agreement.

7.

PRICE: The price for the Product (the “Transfer Price”) is listed in Schedule B, which is attached hereto and made part of this Agreement. Transfer Prices may be adjusted throughout the Term of the Agreement to reflect increases in raw material, labor and manufacturing overhead, and regulatory and product liability costs. Such adjustments shall be limited [***] occurrences with an advance notice period of [***] and shall become effective [***] of each year. Additionally, Transfer Prices may be adjusted based on Buyer’s changes to the Product Specifications, such Transfer Prices being effective upon delivery of Product meeting the revised Product Specifications.

8.

DEVELOPMENT PRICING: The price for Product and any associated services such as tooling, fixturing, or validations required to produce and ship Product to Buyer prior to Buyer’s receipt of regulatory clearance in the United States shall be provided on a per order quotation basis to Buyer.

9.

TERMS OF PAYMENT: Buyer will pay Seller the invoiced amount for aggregate Product shipments [***] from [***]. Seller may impose a late payment service charge of [***] per month on invoices not paid when due. All payments shall be in United States currency.

10.

REGULATORY RESPONSIBILITIES: Seller shall manufacture Product under this Agreement within a quality management system that includes the US FDA Quality System Regulation (21 C.F.R. Part 820), and ISO 13485:2003 as part of its scope. Buyer will be responsible at its sole cost and expense to establish and maintain the design history file for the Device and any aspects related

KENSEY NASH SUPPLY AGREEMENT

to the Product. Buyer will be responsible at its sole cost and expense to seek, prepare, file, and prosecute all government applications necessary to obtain marketing approval for the Device. For a one-time charge, Seller will grant to Buyer the right to reference Seller’s collagen master file and Seller will respond to Buyer’s questions related to Product composition. Buyer will be responsible at its sole cost for any testing necessary to generate additional information concerning the Product. Seller will notify Buyer prior to implementing any change to the Product or the manufacturing process which Seller believes in its reasonable judgment may impact safety or efficacy of the Product or may require additional regulatory filings. Seller shall permit the US FDA (or other regulatory authority involved in regulating any aspect of the conduct, development, manufacture, market approval, sale, distribution, packaging or use of the Product) to conduct inspections of Seller’s manufacturing facilities as they may request, including pre-approval inspections for the Product, and shall cooperate with such authorities in connection with such inspections. Seller shall give Buyer prior written notice, to the extent practicable, of any such inspections relevant to the Product, and keep Buyer informed about the results and conclusions of any such regulatory inspection, including actions taken by Seller to remedy conditions cited in the inspections.

11.

POSTMARKET MONITORING: Buyer will be responsible for the handling and investigation of all customer complaints (as defined by relevant national law) regarding the Device or the Product. Buyer will promptly notify Seller of any adverse events that may relate to Product. Buyer shall be responsible for all medical device reporting, and reporting of corrections or removals of Device pursuant to relevant national laws (e.g., 21 C.F.R. Part 803, Medical Device Reporting; and 21 C.F.R. Part 806, Reports of Corrections and Removals). Seller shall be notified in writing of any such reports or recalls.

12.

QUALITY CONTROL: All Products shall meet the Product Specifications, subject to Seller’s non-conformance or deviation procedures, and shall be subjected to quality control inspections by Seller in accordance with Seller’s quality control standards and system.

13.

CLAIMS: Buyer shall provide notice to Seller of any claim arising from the Product within [***] days after receipt of such shipment. Failure to give notice of claim within [***] days from the date of delivery, or the date fixed for shipment in the case of nondelivery, shall constitute a waiver by Buyer of all claims with respect to such Product. No claim shall be allowed after Product has been processed in any manner. Upon Seller’s confirmation, if any, that Product did not meet the Product Specifications, Seller will provide Buyer with [***], at Seller’s discretion, for the shipment, or portion thereof, containing the non-conforming Product. Product shall not be returned to Seller without Seller’s prior permission, and then only in the manner and to the destination prescribed by Seller. Seller shall [***] in accordance with Seller’s instructions.

14.

COMPLIANCE AND QUALITY ASSURANCE AUDITS: Upon written request to Seller, Buyer shall have the right upon [***] days notice, at any time during normal business hours to have representatives visit Seller’s manufacturing facilities to review the non-confidential portion of the Seller’s manufacturing operations, quality control procedures, and to assess its compliance with FDA’s Quality System Regulation requirements, other applicable FDA regulations, ISO 13485, viral safety, quality assurance standards, and the obligations of this Agreement and to discuss any related issues with Seller’s manufacturing and management personnel.

KENSEY NASH SUPPLY AGREEMENT

15.

WARRANTY: Seller warrants that the Product shipped hereunder meets the Product Specifications. Other than the foregoing, SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE EVEN WHERE THE USE OR PURPOSE IS KNOWN TO SELLER. Buyer assumes all risk and liability for results and occurrences arising from the use of Product, or Devices incorporating Product, covered by this Agreement, whether used singly or in combination with other products. SELLER SHALL NOT BE LIABLE TO BUYER OR ANY OTHER AGENT OR REPRESENTATIVE THEREOF FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, OR FROM ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND INCURRED BY BUYER OR ANY OTHER AGENT OR REPRESENTATIVE THEREOF, UNDER THIS AGREEMENT OR OTHERWISE.

16.	INDEMNIFICATION:

a.

By Buyer. Buyer shall fully indemnify, defend, and hold harmless, Seller against all loss and expense, including, but not limited to, court costs, expenses, and reasonable attorney’s fees, resulting from (i) injury to or death of any person, loss of or damage to property, (ii) third party claims alleging the infringement of such third party’s Intellectual Property rights, or (iii) Buyer’s breach of any representation or warranty made herein, or any act or omission, negligent or otherwise, on the part of the Buyer, its agents, employees, subcontractors or assignees, in connection with the performance of this Agreement or the use of Product; in each of the foregoing cases except when such loss and expense are caused solely by the willful misconduct or negligence of Seller.

b.

By Seller. Seller shall [***], Buyer against all loss and expense, including, but not limited to, [***], resulting from Seller’s [***], or any [***], on the part of the Seller, [***], in connection with the performance of this Agreement, except when such loss and expense are caused solely by the willful misconduct or negligence of Buyer.

17.

USE OF TRADEMARK: Each party agrees that it will not, without the other party’s prior written consent, use and/or associate the other party, the other party’s corporate name or any of the other party’s trademarks, either orally or in writing, with any of the other party’s products, except that Buyer may use Seller’s name and associate Seller with Buyer’s application as is required by federal or state regulation in gaining approval to market or to continue marketing Buyer’s application.

18.

RISK OF LOSS: Deliveries shall be F.O.B. Exton, Pennsylvania, USA via standard, non-refrigerated freight carrier to the destination designated by Buyer. Buyer shall be responsible for making any special delivery requests on the appropriate purchase order. Buyer shall be responsible for all delivery costs and will be invoiced for such by Seller. Title to and risk of loss for all Product sold hereunder shall pass to Buyer upon presentation for loading for shipment at Seller’s facility.

19.

FORCE MAJEURE: No liability shall result from delay in performance, or nonperformance, caused by circumstances beyond the control of either party, including, but not limited to, acts of God, fire, flood, war, Government action, accident, labor trouble or shortage, inability to obtain material, utilities, equipment or transportation. Quantities so affected may be eliminated from the Agreement without liability, but the Agreement shall remain otherwise unaffected. Should acts of God, fire, flood, war, Government action, accident, labor trouble or shortage, utilities, equipment or transportation, prevent either party from performing its obligations under this Agreement for a continuous period of [***] months, the other party may cancel the balance of the Agreement. Upon claiming the benefit of this section, the party claiming the benefit shall promptly so notify the other party.

KENSEY NASH SUPPLY AGREEMENT

20.	COMPLIANCE WITH LAW: Each party represents that it is and will remain in compliance with all applicable federal, state and local laws, regulations and orders.

21.

INDEPENDENT CONTRACTOR: The employees, methods, equipment and facilities of each party shall at all times be under that party’s exclusive direction and control. Buyer’s relationship to Seller under this Agreement shall be that of an independent contractor and nothing in this Agreement shall be construed to constitute either party, or any of its employees, an agent, associate, joint venturer or partner of the other party.

22.

TERMINATION: Either party shall have the right, but not the obligation, to terminate this Agreement upon [***] days written notice if the other party: (i) fails to pay any amounts owed within the period provided, (ii) voluntarily or involuntarily declares bankruptcy, or (iii) materially breaches the terms of this Agreement and fails to remedy such breach within [***] of written notice from the non-breaching party. Buyer shall have the right to terminate this Agreement [***] written notice to Seller if Buyer ceases to seek US FDA approval of the Device or, following such approval, ceases to sell the Device.

23.

INTELLECTUAL PROPERTY: Each party hereby retains all rights in and to its existing intellectual property rights, and no license grants are provided herein with respect to any such intellectual property rights, except for the rights needed by Buyer to market and sell Products manufactured by Seller hereunder. In the event that Intellectual Property inadvertently arises out of this agreement, where jointly developed by Buyer and Seller (“Joint IP”), such Joint IP shall be available for use to both Buyer and Seller; provided however, that the foregoing shall not be deemed a license to either party to use any of the previously developed intellectual property of the other party except to the extent necessary to practice said Joint IP solely in connection with its performance under this Agreement.

24.	PUBLICITY AND CONFIDENTIAL INFORMATION:

a.

During the Term and thereafter, except as required by applicable law, neither party shall, without securing the prior written consent of the other party, release publicly the terms of this Agreement to any third party or publicly announce the terms of this Agreement. During the Term and thereafter, either party may disclose the existence and general nature of this Agreement and may use the name of the other party in shareholder reports, quarterly and annual corporate reports, SEC filings and public or private stock offerings and in connection with its marketing activities related to the Device.

b.

Each party shall hold and maintain in strict confidence all Confidential Information (as defined below) of the other party. Without limiting the foregoing, neither party shall use or disclose the Confidential Information of the other party, except as otherwise permitted by this Agreement or as may be necessary or useful to exercise its rights or perform its obligations under this Agreement. Nothing contained in this Section 24 of this Agreement shall prevent either party from disclosing any Confidential Information of the other party

KENSEY NASH SUPPLY AGREEMENT

to the extent reasonably necessary in prosecuting or defending litigation, complying with applicable governmental laws, regulations, such as SEC regulations, or court order or otherwise submitting information to tax or other governmental authorities, in submissions to regulatory agencies, or as a part of patent applications filed on inventions made under this Agreement; provided that if party is required by law to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other party of such disclosure and, save to the extent inappropriate in the case of patent applications or the like, will use its reasonable efforts to secure confidential treatment of such information.

For purposes of this Agreement, “Confidential Information” means any information disclosed by one party to the other party that, if disclosed in tangible form, is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature or, if disclosed orally, is indicated orally to be confidential or proprietary by the party disclosing the information at the time of the disclosure and is confirmed in writing as confidential or proprietary by the disclosing party within [***] after such disclosure. Notwithstanding the foregoing, Confidential Information shall not include any information that, in each case as demonstrated by written documentation: (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or (d) was subsequently lawfully disclosed to the receiving party by a person other than the disclosing party.

25.

NOTICES: All notices required hereunder shall be sent by certified mail return receipt requested, or by telex confirmed by such certified mail, to the party to be notified at its following address or at such other address as shall have been specified in written notice from the party to be notified.

If to Seller,

Kensey Nash Corporation

735 Pennsylvania Dr.

Exton, PA 19341

Attention: Joseph W. Kaufmann, President & CEO

With a Copy To:

Kensey Nash Corporation

735 Pennsylvania Dr.

Exton, PA 19341

Attention: Jeffrey C. Kelly, Esq.

If to Buyer,

KENSEY NASH SUPPLY AGREEMENT

Cardiva Medical, Inc.

888 W. Maude Avenue

Sunnyvale, CA 94085

Attention: Zia Yassinzadeh, VP, R&D

26.

ASSIGNMENT: The rights and obligations of each party under this Agreement shall not be assignable without the prior written consent of the other party and any attempt to assign them without that consent will be void. Notwithstanding the foregoing, either party may assign, upon written notice to the other, both the rights and obligations of this Agreement to a corporate subsidiary, or to the surviving corporation in any merger or consolidation to which it is a party or to any person who acquires all or substantially all of its capital stock or assets; provided that such party agrees in writing to be bound by all the terms of this Agreement.

27.	CLAUSE HEADINGS: The headings of clauses contained herein are used for convenience and ease of reference and shall not limit the scope or intent of the clause.

28.	DOCUMENTS INCORPORATED BY REFERENCE: The following documents are hereby incorporated by reference:

a.	Schedule A entitled “Product Specifications”

b.	Schedule B entitled “Transfer Prices”

29.	ENTIRETY OF AGREEMENT: This Agreement embodies the entire agreement and understanding between Seller and Buyer relative to the subject matter hereof.

30.

CONFLICT OF TERMS: If any terms and conditions contained in Buyer’s purchase order or Seller’s acknowledgment conflict with the terms of this Agreement, the terms and conditions of this Agreement shall govern. This Agreement supercedes any and all terms and conditions on the back of the Buyer’s purchase order or Seller’s acknowledgment.

31.

MODIFICATION OF AGREEMENT: No amendment, modification or release from any provision hereof shall be of any force or effect unless it is in writing, signed by the party claimed to be bound thereby, and specifically refers to this Agreement.

32.

WAIVER: No waiver by either party of any breach of the covenants herein contained to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other covenants or conditions herein.

33.	GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and shall be deemed to have been made and executed therein.

34.	SURVIVAL OF PROVISIONS: The obligations of the parties undertaken pursuant to Sections 10, 13, 15, 16, 17, 23, 29, 30, 31, 32, and 33 of this Agreement shall survive the termination of this Agreement.

KENSEY NASH SUPPLY AGREEMENT

Accepted by the following authorized individuals:

Kensey Nash Corporation		Cardiva Medical, Inc.

Name:	/s/ Joe Kaufmann	Name:	/s/ Zia Yassinzadeh
Title:	President and CEO	Title:	V.P., R&D
Date:	March 1, 2010	Date:	3/3/2019

KENSEY NASH SUPPLY AGREEMENT

SCHEDULE A – Product Specifications

Dated: [***]

Composition:	[***] Collagen
[***] Content:	[***]% to [***]%
[***] Content:	[***]% to [***]%
Form:	[***]
Profile:	[***]
Width of Base:	[***] ± [***]
Length of Base:	[***] – [***]
[***]	[***] ± [***]
Appearance:	[***]; part shall not exhibit [***]. No more than [***] foreign materials per product that are [***] in size or length are acceptable.
Packaging:	Packaged within [***], no more than [***] per pouch.
Labeling:	Must include Seller material name, lot number, part number, quantity, and date of manufacture.

KENSEY NASH SUPPLY AGREEMENT

SCHEDULE B – Transfer Prices

Dated: [***]

Annual Volume	Transfer Price
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
≥ [***]	$	[	***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

DSM Biomedical

735 Pennsylvania Drive Exton, PA 19341 USA

phone +1 484 713 2100 fax +1 484 713 2900

October 3, 2014

Zia Yassinzadeh, VP, R&D

Cardiva Medical, Inc

888 W. Maude Avenue

Sunnyvale, CA 94085

Subject: Kensey Nash Supply Agreement

Dear Zia,

As you may know, Kensey Nash/DSM Biomedical has not raised the transfer prices for the collagen patch products we supply to Cardiva Medical, Inc since they were initiated in 2010. Over the past 5 years, we have incurred rising costs without passing the burden on to Cardiva; however, we have reached a point where we need to increase the transfer prices. Pursuant to Section 7 of the Kensey Nash Supply Agreement dated February 26, 2010, attached you will find a revised Schedule B - Transfer Prices, reflecting an average price increase of [***] for the collagen patch family. The price increase reflects [***]. For reference, the most recent Consumer Price Index (CPI) data indicates a National CPI increase of 9.7% from February 2010 through August 2014. The revised Schedule B: Pricing will be effective for all orders placed on or after [***].

If you have any questions, I may be reached at [***]. Please have the revised Schedule B -Transfer Prices executed and returned to my attention.

Kind regards,

Chris McDade

cc - DSM: R. Lake, J. Dilmore, T. Ringeisen, K. Wills

CONFIDENTIAL

KENSEY NASH SUPPLY AGREEMENT

SCHEDULE B - Transfer Prices

Dated: [***]

Effective as of: [***]

Annual Volume (cumulative)	PN [***]	PN [***]
[***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***]

Approval	Cardiva Medical, Inc	DSM Biomedical
Signature	/s/ Michael Hendrix	/s/ Ryan D. Lake
Name	Michael Hendrix	Ryan D. Lake
Title	SR Materials Mgr	Controller
Date	5/28/2015	10-3-14

AMENDMENT NUMBER TWO TO SUPPLY AGREEMENT

THIS AMENDMENT NUMBER TWO TO SUPPLY AGREEMENT (this “Amendment No. 2”) is entered into as of September 1, 2018 (“Amendment No. 2 Effective Date”) by and among DSM BIOMEDICAL, INC. (f/k/a KENSEY NASH CORPORATION), a Delaware corporation (“Seller”) and CARDIVA MEDICAL, INC., A California corporation (“Buyer”).

RECITALS

A.

Kensey Nash Corporation, whose name was changed to DSM Biomedical, Inc., and Buyer are party to that certain Supply Agreement dated as of February 26, 2010 (the “Original Agreement”), as amended by that certain letter agreement dated October 3, 2014 (“Amendment No. 1”). The Original Agreement as amended by Amendment No. 1 is sometimes herein referred to as the “Existing Agreement”.

B.	Seller and Buyer wish to amend the Existing Agreement as hereinafter provided in this Amendment No. 2.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, the Parties do hereby agree as follows:

1.	Certain Definitions.

(a) Capitalized terms used in this Amendment No. 2 that are not defined herein shall have the respective meanings specified for such capitalized terms in the Original Agreement.

2.	Certain Agreements.

(a)	The preamble of the Existing Agreement is amended by replacing “Kensey Nash Corporation” with “DSM Biomedical, Inc.”

(b)	Section 10 of the Existing Agreement, entitled “Regulatory Responsibilities” is deleted in its entirety.

(c)	Section 12 of the Existing Agreement, entitled “Quality Control” is deleted in its entirety.

(d)	Section 14 of the Existing Agreement, entitled “Compliance and Quality Assurance Audits” is deleted in its entirety.

(e)	Section 25 of the Existing Agreement, entitled “Notices” is amended to delete the following:

If to Seller,

Kensey Nash Corporation

735 Pennsylvania Dr.

Exton, PA 19341

Attention: Joseph W. Kaufmann, President & CEO

With a Copy To:

Kensey Nash Corporation

735 Pennsylvania Dr.

Exton, PA 19341

Attention: Jeffrey C. Kelly, Esq.

And replace the foregoing with:

If to Seller,

DSM Biomedical, Inc.

735 Pennsylvania Dr.

Exton, PA 19341

Attention: Tim Shannon, Business Director, Global Sales

With a copy to:

DSM North America

Legal & Government Affairs

45 Waterview Boulevard, Parsippany, NJ 07054

Attention: General Counsel, Biomedical

(f)	Section 33 of the Existing Agreement is amended by deleting “10” only.

3. Effective Date. The Effective Date of this Amendment No. 2 is the Amendment No. 2 Effective Date.

4. Miscellaneous. Except as set forth in this Amendment No. 2, the provisions Agreement shall remain in full force and effect as heretofore in effect. This Amendment No. 2 may be executed and delivered (including, without limitation, by facsimile transmission or PDF) in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[signatures on following page]

IN WITNESS WHEREOF, each of the Parties has executed this Amendment No. 2 as of the Amendment No. 2 Effective Date.

DSM BIOMEDICAL, INC.

DocuSigned by:		DocuSigned by:

/s/ Tim Shannon	By:	/s/ Inne Verhoeven
Signer Name: Tim Shannon		Name: Signer Name: Inne Verhoeven
Signing Reason: I approve this document		Title: Signing Reason: I approve this document Signing Time: 10/18/2018 3:49:26 AM PDT
Signing Time: 10/16/2018 12:18:59 PM PDT

5A1ED29CA30C457D91DCABC7B755A0D9		6E0A3841DF40467BB20F90B34BF084C0

By:
Name:
Title: Senior Business Unit Controller

VP & GM, Global Commercialization

CARDIVA MEDICAL, INC.

	By:	/s/ T. Passarotti
Name: T. PASSAROTTI
Title: Director RA/CA